Financial risk management	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
Financial risk management
Financial risk management

19.1    Overview

This note presents information about the Group's exposure to market risk, credit risk and liquidity risk, and where applicable, the Group's objectives, policies and procedures for managing these risks.

Exposure to market, credit and liquidity risks arises in the normal course of the Group's business. The Directors of the Group and the ultimate parent entity have overall responsibility for the establishment and oversight of the Group's risk management framework.

The Directors have established a treasury policy that identifies risks faced by the Group and sets out policies and procedures to mitigate those risks. Risk management is primarily carried out by the treasury function of the Group. The Directors have delegated authority levels and authorized the use of various financial instruments to a restricted number of personnel within the treasury function.

Monthly combined treasury reports are prepared for the Directors and officers of the Group, who ensure compliance with the risk management policies and procedures.

19.2    Market risk

Market risk is the risk that changes in market prices, such as foreign currency exchange rates, interest rates and commodity prices, will affect the Group's cash flows or the fair value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters.

The Group buys and sells derivatives in the ordinary course of business to manage market risks. The Group does not enter into derivative contracts for speculative purposes.

(a)    Foreign currency exchange rate risk

As a result of the Group's international operations, foreign currency exchange risk exposures exist on sales, purchases, financial assets and borrowings that are denominated in currencies that are not the functional currency of that subsidiary. In these circumstances, a change in exchange rates would impact the profit or loss component of the Group's statement of comprehensive income.

In accordance with the Group's treasury policy, the Group takes advantage of natural offsets to the extent possible. Therefore, when commercially feasible, the Group borrows in the same currencies in which cash flows from operations are generated. On a limited basis, the Group uses derivatives to hedge residual foreign currency exchange risk arising from receipts and payments denominated in foreign currencies. The Group generally does not hedge its exposure to translation gains or losses in respect of its non-U.S. dollar functional currency assets or liabilities. Additionally, when considered appropriate, the Group may enter into derivatives to hedge foreign currency exchange risk arising from specific transactions.

The Group is also exposed to foreign currency exchange risk on certain intercompany borrowings between certain of its entities with different functional currencies.

(b)    Interest rate risk

The Group's interest rate risk arises from long-term borrowings at both fixed and floating rates and from deposits which earn interest at floating rates. Borrowings and deposits at floating rates expose the Group to cash flow interest rate risk. Borrowings at fixed rates expose the Group to fair value interest rate risk.

The Group has exposure to both floating and fixed interest rates on borrowings primarily denominated in the U.S. dollar and the euro. Interest rate risk on borrowings at floating rates is partially offset by interest on cash deposits also earned at floating rates.

The Group has adopted a policy to ensure that at least 50% of its overall exposure to changes in interest rates on borrowings is on a fixed rate basis.

The following table sets out the Group's interest rate risk repricing profile:

(In $ million)	Total	Less than one year	One to three years	Three to five years	Greater than five years
As of December 31, 2018
Fixed rate instruments
Borrowings	(6,377)	(2)	(3,488)	(1,604)	(1,283)
Total fixed rate instruments	(6,377)	(2)	(3,488)	(1,604)	(1,283)
Floating rate instruments
Cash and cash equivalents	783	783	—	—	—
Related party receivables	328	328	—	—	—
Borrowings	(4,699)	(4,699)	—	—	—
Total floating rate instruments	(3,588)	(3,588)	—	—	—
Total	(9,965)	(3,590)	(3,488)	(1,604)	(1,283)

(In $ million)	Total	Less than one year	One to three years	Three to five years	Greater than five years
As of December 31, 2017
Fixed rate instruments
Borrowings	(6,694)	(19)	(3,141)	(650)	(2,884)
Total fixed rate instruments	(6,694)	(19)	(3,141)	(650)	(2,884)
Floating rate instruments
Cash and cash equivalents	617	617	—	—	—
Related party receivables	329	329	—	—	—
Borrowings	(4,746)	(4,746)	—	—	—
Total floating rate instruments	(3,800)	(3,800)	—	—	—
Total	(10,494)	(3,819)	(3,141)	(650)	(2,884)

The Group's sensitivity to interest rate risk can be expressed in two ways:

Fair value sensitivity analysis

A change in interest rates impacts the fair value of the Group's fixed rate borrowings. Given all debt instruments are carried at amortized cost, a change in interest rates would not impact the profit or loss component of the statement of comprehensive income.

Cash flow sensitivity analysis

A change in interest rates would impact future interest payments and receipts on the Group's floating rate liabilities and assets. An increase or decrease in interest rates of 100 basis points at the reporting date would impact the statement of comprehensive income result and equity by the amounts described below, based on the assets and liabilities held at the reporting date, and a one-year timeframe. This analysis assumes that all other variables, in particular foreign currency exchange rates, remain constant. The analysis is performed on the same basis for comparative years.

The underlying rate for the Floating Rate Senior Secured Notes due 2021 is the three-month Dollar LIBO Rate. As of December 31, 2018, the three-month Dollar LIBO Rate was 2.44%. In July 2016, the Group entered into a $750 million interest rate swap agreement to mitigate the interest rate risk exposure of the Floating Rate Senior Secured Notes due 2021. While the Group has elected not to adopt hedge accounting, the economic effect of this derivative is that the effective interest rate on the Floating Rate Senior Secured Notes due 2021 is fixed at 4.670% from October 15, 2016.

The underlying rates for the Credit Agreement are the one-month LIBOR and EURIBOR, which as of December 31, 2018 were 2.52% and (0.36)%, respectively. Based on the Group's outstanding debt commitments as of December 31, 2018, a one-year timeframe and all other variables, in particular foreign currency exchange rates, remaining constant, a 100 basis point increase in interest rates would result in a $32 million increase in interest expense on the U.S. term loan and a $2 million increase in interest expense on the European term loan under the Credit Agreement. A 100 basis point decrease in interest rates would result in a $32 million decrease in interest expense on the U.S. term loan and would have no impact on interest expense for the European term loan due to the EURIBOR floor under the Credit Agreement.

The underlying rate for the Securitization Facility is the one-month LIBOR. As of December 31, 2018, the applicable one-month LIBOR was 2.47%. Based on the Group's outstanding debt commitments under the Securitization Facility as of December 31, 2018, a one-year timeframe and all other variables remaining constant, a 100 basis point increase (decrease) in the underlying interest rate would result in a $4 million increase (decrease) in interest expense.

(c)    Commodity and other price risk

Commodity and other price risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market prices (other than those arising from interest rate risk or currency risk), whether those changes are caused by factors specific to the individual financial instrument or its issuer or by factors affecting all similar financial instruments traded in the market.

The Group's exposure to commodity and other price risk arises principally from the purchase of resin, natural gas and aluminum. The Group generally purchases commodities at spot market prices and does not use commodity financial instruments or derivatives to hedge commodity prices, except for the items in the table below.

The Group's objective is to ensure that its commodity and other price risk exposure is kept at an acceptable level. In accordance with the Group's treasury policy, the Group enters into derivative instruments to reduce the Group's exposure in relation to the cost of resin (and its components), natural gas, diesel, electricity and aluminum. These derivatives are implemented to either (a) mitigate the impact of the lag in timing between when raw material costs change and when the Group can pass on these raw material costs changes to its customers or (b) fix the Group's input costs for a period of time.

The following table provides the detail of outstanding commodity derivative contracts as of December 31, 2018:

Type	Unit of measure	Contracted volume	Contracted price range	Contracted date of maturity
High density polyethylene swaps	pound	9,600,000	$0.85 - $0.85	Jan 2019 - Dec 2019
Aluminum swaps	metric tonne	34,711	$1,925.00 - $2,499.50	Jan 2019 - Dec 2019
Aluminum Midwest Premium swaps	metric tonne	4,126	$403.45 - $407.85	Jan 2019 - Dec 2019
Natural gas swaps	million BTU	3,508,032	$2.58 - $3.14	Jan 2019 - Dec 2019
Ethylene	pound	2,730,973	$0.29 - $0.29	Jan 2019 - Apr 2019
Polymer-grade propylene swaps	pound	29,590,584	$0.44 - $0.61	Jan 2019 - Jun 2019
Benzene swaps	U.S. liquid gallon	9,826,568	$2.24 - $3.07	Feb 2019 - Sep 2019
Diesel swaps	U.S. liquid gallon	5,020,626	$2.88 - $3.42	Jan 2019 - Dec 2019
Low-density polyethylene swaps	pound	18,000,000	$0.85 - $0.93	Jan 2019 - Dec 2019

The fair values of the derivative contracts are derived from inputs based on quoted market prices or traded exchange market prices and represent the estimated amounts that the Group would pay or receive to terminate the contracts. During the year ended December 31, 2018, the Group recognized an unrealized loss of $22 million (2017: unrealized gain of $1 million; 2016: unrealized gain of $22 million) as a component of net other income (expenses) in the statements of comprehensive income. During the year ended December 31, 2018, the Group recognized a realized loss of $18 million (2017: realized gain of $20 million; 2016: realized loss of $17 million) as a component of cost of sales in the statements of comprehensive income.

A 10% upward (downward) movement in the price curve used to value the commodity derivative contracts, applied as of December 31, 2018, would have resulted in a $2 million change in unrealized gains recognized in the statement of comprehensive income assuming all other variables remain constant.

19.3    Credit risk

Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Group's receivables from customers and related entities.

Given the diverse global operations and customers across the Group, the Directors have delegated authority for credit control procedures to each of the segments within the Group, subject to certain Group-determined limits. Each operating business is responsible for managing its own credit control procedures. These include, but are not limited to, reviewing the individual characteristics of new customers for creditworthiness before accepting the customer and agreeing upon purchase limits and terms of trade. If considered appropriate the operating business may take out insurance for specific debtors.

Generally, the Group does not require collateral with respect to trade and other receivables. Goods are generally sold subject to retention of title clauses, so that in the event of non-payment the Group may have a secured claim. For certain sales letters of credit are obtained.

The Group's exposure to credit risk is primarily in its trade and other receivables and is influenced mainly by the individual characteristics of each customer. Historically there has been a low level of losses resulting from default by customers and related entities. The carrying amount represents the maximum credit exposure. Refer to note 10 for additional information.

The Group limits its exposure to credit risk by making deposits and entering into derivative instruments with counterparties that have a credit rating of at least investment grade. Given these high credit ratings, management does not expect any such counterparty to fail to meet its obligations.

19.4	Liquidity risk

Liquidity risk is the risk that the Group will not meet its contractual obligations as they fall due. The Group's approach to managing liquidity risk is to ensure that it will always have sufficient liquidity to meet its liabilities as and when they fall due.

The Group evaluates its liquidity requirements on an ongoing basis using both a 13-week rolling forecast and a 12-month rolling forecast and ensures that it has sufficient cash on hand to meet expected operating expenses, including the servicing of financial obligations. As of December 31, 2018, the Group had $783 million of cash and cash equivalents on hand.

The Group's cash flows from operations and existing cash, together with other available external financing sources, will be adequate to meet the Group's liquidity needs for the next year. It also has credit lines in place to cover potential shortfalls. As of December 31, 2018, the Group had undrawn lines of credit under the revolving facility of the Credit Agreement totaling $244 million and undrawn availability under the Securitization Facility. In addition, the Group has local working capital facilities in various jurisdictions which are available if needed to support the cash management of local operations.

The following table sets out contractual cash flows for all financial liabilities including commodity and foreign currency derivatives:

(In $ million)	Carrying amount	Total	Less than one year	One to three years	Three to five years	Greater than five years
As of December 31, 2018
Non-derivative financial liabilities
Trade and other payables	(1,163)	(1,015)	(1,015)	—	—	—
Borrowings, including interest	(11,035)	(14,302)	(1,118)	(5,459)	(6,281)	(1,444)
	(12,198)	(15,317)	(2,133)	(5,459)	(6,281)	(1,444)
Derivative financial assets (liabilities)
Commodity and foreign currency derivatives:
Inflows	—	8	8	—	—	—
Outflows	(17)	(25)	(25)	—	—	—
	(17)	(17)	(17)	—	—	—
Total	(12,215)	(15,334)	(2,150)	(5,459)	(6,281)	(1,444)

(In $ million)	Carrying amount	Total	Less than one year	One to three years	Three to five years	Greater than five years
As of December 31, 2017
Non-derivative financial liabilities
Trade and other payables	(1,116)	(984)	(984)	—	—	—
Borrowings, including interest	(11,389)	(14,253)	(1,069)	(4,394)	(2,172)	(6,618)
	(12,505)	(15,237)	(2,053)	(4,394)	(2,172)	(6,618)
Derivative financial assets (liabilities)
Commodity and foreign currency derivatives:
Inflows	5	7	7	—	—	—
Outflows	—	(2)	(2)	—	—	—
	5	5	5	—	—	—
Total	(12,500)	(15,232)	(2,048)	(4,394)	(2,172)	(6,618)

19.5    Classification and fair values

(In $ million)	Fair value through profit or loss	Cash, loans and receivables	Other liabilities	Total carrying amount	Fair value
As of December 31, 2018
Assets
Cash and cash equivalents	—	783	—	783	783
Current and non-current receivables	—	1,469	—	1,469	1,469
Derivative financial assets:
Commodity derivatives	1	—	—	1	1
Interest rate swap derivatives	28	—	—	28	28
Embedded derivatives	12	—	—	12	12
Total assets	41	2,252	—	2,293	2,293
Liabilities
Trade and other payables	—	—	(1,163)	(1,163)	(1,163)
Non-current payables	—	—	(45)	(45)	(45)
Derivative financial liabilities:
Commodity derivatives	(18)	—	—	(18)	(18)
Borrowings	—	—	(11,035)	(11,035)	(10,933)
Total liabilities	(18)	—	(12,243)	(12,261)	(12,159)

(In $ million)	Fair value through profit or loss	Cash, loans and receivables	Other liabilities	Total carrying amount	Fair value
As of December 31, 2017
Assets
Cash and cash equivalents	—	617	—	617	617
Current and non-current receivables	—	1,488	—	1,488	1,488
Derivative financial assets:
Commodity derivatives	7	—	—	7	7
Interest rate swap derivatives	26	—	—	26	26
Embedded derivatives	259	—	—	259	259
Total assets	292	2,105	—	2,397	2,397
Liabilities
Trade and other payables	—	—	(1,116)	(1,116)	(1,116)
Non-current payables	—	—	(45)	(45)	(45)
Derivative financial liabilities:
Commodity derivatives	(2)	—	—	(2)	(2)
Borrowings	—	—	(11,389)	(11,389)	(11,696)
Total liabilities	(2)	—	(12,550)	(12,552)	(12,859)

The methods used in determining fair values of financial instruments are disclosed in note 3.3 and note 3.4.

19.6    Fair value measurements recognized in the statement of comprehensive income

The following table sets out an analysis of the Group's financial instruments that are measured subsequent to initial recognition at fair value and are grouped into levels based on the degree to which the fair value is observable:

•	Level 1 fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets

•
Level 2 fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e., as prices) or indirectly (i.e., derived from prices)

•	Level 3 fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs)

(In $ million)	Level 1	Level 2	Level 3	Total
As of December 31, 2018
Financial assets at fair value through profit or loss:
Derivative financial assets (liabilities):
Commodity derivatives, net	—	(17)	—	(17)
Interest rate swap derivatives, net	—	28	—	28
Embedded derivatives	—	12	—	12
Total	—	23	—	23

As of December 31, 2017
Financial assets at fair value through profit or loss:
Derivative financial assets (liabilities):
Commodity derivatives, net	—	5	—	5
Foreign currency derivatives, net	—	—	—	—
Interest rate swap derivatives, net	—	26	—	26
Embedded derivatives	—	259	—	259
Total	—	290	—	290

There were no transfers between any levels during the years ended December 31, 2018 and 2017. There have been no changes in the classifications of financial instruments as a result of a change in the purpose or use of these instruments.